Exhibit 99.4

TRANSFORMING INTO A CONNECTIVITY LEADER September 2024

2 DISCLAIMER Forward - Looking Statements This document contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, th e accuracy of which are necessarily subject to risks, uncertainties, and assumptions as to future events that may not prove to be accurate. These statements are neither promises nor guarantees, but are subject to a variety of risks and unc ert ainties, many of which are beyond EchoStar Corporation’s (the “Company”) control, which could cause actual results to differ materially from those contemplated in these forward - looking statements. Existing and prospective investors are cautioned not to place undue reliance on these forward - looking statements, which speak only as of the date hereof. Factors that could cause actual results to differ materially from those expressed or implied include the factors disc uss ed under the section entitled “Risk Factors” of the Company’s Annual Report on Form 10 - K for the fiscal year ended December 31, 2023, filed with the Securities and Exchange Commission (“SEC”), and in its other reports filed with the SEC. Th e C ompany undertakes no obligation to update or supplement any forward - looking statement, whether as a result of new information, future developments or otherwise, except as required by law. These factors include, without limitation: the occ urrence of any event, change or other circumstance that could give rise to the termination of the equity purchase agreement between the Company and DIRECTV (as defined herein) or the transaction support agreement with the Consenting Credit ors (as defined herein); the effect of the announcement of the Loan and Security Agreement (as defined herein) and the proposed transactions on the ability of the Company to operate its businesses and retain and hire key personn el and to maintain favorable business relationships or on DIRECTV; the timing of the proposed transactions; the ability to satisfy closing conditions to the completion of the proposed transactions; the Company’s and, where applicable, DIRECTV’s abi lity to achieve the anticipated benefits from the proposed transactions; other risks related to the completion of the proposed transactions and actions related thereto; risk factors related to the current economic environment; significant tra nsaction costs and/or unknown liabilities; risk factors related to pandemics or other health crises; risk factors related to funding strategies and capital structure; and risk factors related to the market price for the Company’s common stock. No Offer or Solicitation This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction i n which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

3 Transactions represent one of the largest and most comprehensive simultaneous out - of - court M&A and balance sheet restructurings to date Pay - TV Level (DDBS) $2.5bn Pay - TV standalone financing (funded today) $10.5bn Sale of Pay - TV to DIRECTV including a $9.75bn debt exchange offer Parent Level (SATS) $5.1bn spectrum - backed financing in conjunction with $4.9bn DNC exchange offer (>85% pre - committed) $0.4bn Class A common stock PIPE subscription NEW

ECHOSTAR

TRANSACTIONS POSITION ECHOSTAR FOR LONG-TERM SUCCESS

- **Refocuses portfolio on growing wireless and satellite connectivity markets**
- **Raises $5.5bn of capital for investment in Boost Mobile nationwide 5G O-RAN network and other general corporate purposes**
- **Funds near-term maturity and significantly reduces refinancing needs in the next 24 – 36 months**
- **Upon completion of the sale, eliminates the remaining secured DISH Network intercompany obligation to DISH DBS ($2.84bn) and gives ability to fully unencumber 3.45 – 3.55 GHz spectrum**
- **Secures access to ~$1.5bn of DISH Pay-TV cash flow between July 1, 2024 and September 30, 2025[1]**

Note: [1] $211mm of existing DBS cash and cash equivalents as of 06/30/2024 can be transferred to parent and is incremental to ~$1.5bn

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SERIES OF TRANSACTIONS DELEVER ECHOSTAR AND PROVIDE CAPITAL TO STRENGTHEN ITS POSITION AS THE FOURTH U.S. FACILITIES-BASED CARRIER

ECHOSTAR

DISH DBS

DBS SubscriberCo financing

- **$2.5bn** financing from TPG Angelo Gordon at weighted average ~11% rate for first 12 months, then 11.5% thereafter[1]
- ~$2.0bn used to pay down DBS Senior Notes due November 2024 and $500mm for other general corporate purposes
- $2.0bn portable to DIRECTV upon closing of M&A, $500mm fully amortized by 09/30/2025

Sale of Pay-TV to DIRECTV

- DIRECTV to acquire DISH Pay-TV businesses for $1 and assume DISH DBS net debt at close[2]
- DISH DBS entitled to transfer **~$1.5bn** cash flow to DISH Network Corporation prior to closing[3]
- All DDBS intercompany receivables (~$4.4bn[4]) will be eliminated
- Conditional upon >$1,568mm principal reduction in DBS Exchange Offer and regulatory approvals

DBS Exchange Offer

- All outstanding DBS notes subject to Exchange Offer (excluding Nov 2024 maturity)
- Upon 66 2/3% acceptance, participating notes exchange into New DBS notes with unchanged maturity and coupon but senior to non-participating notes
- Upon 66 2/3% acceptance and >$1,568mm in principal reduction, on close of M&A, participating notes exchange into New DIRECTV notes

DISH Network

DNC converts Transaction Support Agreement

- Holders of >85% of DNC 2025 and 2026 Convertible Notes committed to exchange with reduced face value and extended maturity
- At 100% participation, $4.9bn of convertibles would be exchanged for $2.0bn of converts and $2.4bn of notes issued by EchoStar[5]
- Secured by AWS-3 and AWS-4 spectrum licenses[6]

EchoStar

EchoStar spectrum financing

- **$5.1bn** committed Spectrum Senior Secured Notes with 5-year maturity[7]
- Secured by AWS-3 and AWS-4 spectrum licenses[6]

Class A common stock PIPE

- **$0.4bn** subscription[8] based upon closing price as of 9/27/2024
- Conditioned on the closing of DNC exchange offers and new EchoStar Spectrum Senior Secured Notes

$7.0bn reduction in total consolidated debt

$11.6bn reduction in consolidated refinancing needs through 2026

$5.5bn in total new capital

Note: [1] Comprised of Tranche 1 ($1.8bn term loan and $200mm preferred equity due 6/30/2029) and Tranche 2 ($500mm term loan due 9/30/2025); [2] ~$2.8bn Intercompany Loan Tranche B and Long-Term Advances to Affiliates eliminated. Ability to eliminate ~$4.8bn Intercompany Loan Tranche A and release liens from associated spectrum; [3] From 06/30/2024 through 09/30/2025. Subject to certain adjustments, and transfer is in the form of tax-sharing payments, affiliate satellite lease payments, new intercompany loans and cash interest made with respect to Tranche 2 of the DISH DBS Issuer LLC financing. $211mm of existing DBS cash and cash equivalents as of 06/30/2024 can be transferred to parent and is incremental to ~$1.5bn; [4] Includes ~$2.8bn Intercompany Loan Tranche B and ~$1.5bn Long-Term Advances to Affiliates; [5] Spectrum Senior Secured Exchange Notes due 2030 and Spectrum Senior Secured Exchange Convertible Notes due 2030; [6] Includes equity interests in the subsidiaries that hold these licenses; [7] $5.25bn including 3% PIK commitment fee, includes $100mm participation from a related party of Charles W. Ergen, EchoStar's Chairman; [8] Includes certain accredited investors and ~$43.5mm of participation by CONX Corp., a Nevada corporation ("CONX") indirectly controlled by Charles W. Ergen

5

ECHOSTAR

CREATES GROWTH-ORIENTED INNOVATOR ACROSS WIRELESS, BOTH TERRESTRIAL AND SATELLITE

ECHOSTAR

America's first O-RAN 5G broadband network

boost mobile

Cloud-native Open Radio Access Network

Standalone virtualized 5G

Strategic spectrum assets

Valuable low, mid and high-band U.S. terrestrial spectrum portfolio

Global S-band spectrum rights

5G NTN opportunity

Global leader in enterprise managed services and connectivity systems

HUGHES

hughesnet

JUPITER SYSTEM

Key stats

- **Population coverage for >250mm Broadband** and **>200mm 5G Voice** in **>100 markets**
- **20,000+ sites** in commercial service
- **~7mm** wireless subscribers
- **Nationwide coverage** via 4G / 5G roaming partners

- **>$30bn** invested
- **40 MHz** of U.S. S-Band spectrum
- **30 MHZ** of global S-Band spectrum

- **570,000** commercial sites supported
- Services in **43 countries**
- **~1mm** broadband subscribers

Source: EchoStar filings

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7 AMERICA’S NEW CLOUD NATIVE MOBILE CARRIER World’s first 5G O - RAN cloud native network Integrated postpaid and prepaid retail brand Competitive device portfolio (iOS, Android) Digital, branded retail and national retail distribution Recent launch with Apple Retail Only major carrier with integrated device offers on Amazon.com Modern BSS/OSS technology stack 99% Nationwide coverage Access to more towers than any other carrier 2 Nationwide ‘In Market’ roaming partners 99% Nationwide Coverage

8 ENHANCED FINANCIAL PROFILE: PORTFOLIO REFOCUSED ON GROWING CONNE CTIVITY MARKETS Source: EchoStar filings Note: Revenue splits represent LTM as of 06/30/2024; 1 Excludes impact of Eliminations; 2 Revenue from Pay - TV business not in transaction perimeter $11,027 67.4% $3,587 21.9% $119 0.7% $1,639 10% Pay-TV Retail Wireless 5G Network Deployment Broadband and Satellite Services (LTM Revenue, $mm) Pro - forma (LTM Revenue, $mm) 1 1 $3,587 66.9% $119 2.2% $1,639 30.6% $16 0.3% Retail Wireless 5G Network Deployment Broadband and Satellite Services Other 2 $16,372 $5,361

9 SIGNIFICANT INCREASE IN INVESTMENT CAPACITY COMBINED WITH DEBT R EDUCTION Cash 1 Consolidated debt 2 Consolidated debt due through 2026 2 DNC debt including intercompany obligations 2 As of 06/30/2024 PF for transactions Impact of transactions $6.0 7 $5.5 3 $0.5 $14.6 (7.0) 4 21.6 $1.5 (11.6) 5 13.1 $8.3 (9.2) 6 17.5 Source: EchoStar filings Note: Assuming 100% participation by holders of existing convertible bonds due 2025 and 2026; 1 Includes marketable securities; 2 Excludes other notes payable and finance lease obligations; 3 $5.1bn from EchoStar Spectrum Senior Secured Notes plus $0.4bn PIPE subscription, e xcludes impact of any CODI tax resulting from DNC Convertible Notes Exchange Offering ; 4 $5.25bn EchoStar Spectrum Senior Secured Notes including 3% PIK commitment fee, less $11.7bn DBS debt, less $0.5bn net exchanged DNC Convertible Notes; 5 $6.7bn DBS debt, plus $4.9bn DNC Convertible Notes; 6 Consists of $4.9bn DNC Convertible Notes, $2.8bn intercompany loan, and $1.5bn long - term advances to affiliates; 7 Includes $211mm DBS cash and cash equivalents as of 06/30/2024 which can be sent to parent and is incremental to the $1.5bn i n c ash flow transfers to parent allowed under the purchase agreement

10 SERIES OF TRANSACTIONS RESULTS IN ~$7BN REDUCTION IN CONSOLIDATE D DEBT Source: EchoStar filings Note: 1 Assumes 100% participation by holders of existing Convertible Notes due 2025 and 2026 $21.6 $14.6 ($11.7) ($4.9) $2.0 $2.4 $5.1 $0.2 As of 06/30/24 (-) Existing DBS Notes (-) DISH Network Corporation Convertible Notes (+) EchoStar Corporation Spectrum Senior Secured Exchange Convertible Notes (+) EchoStar Corporation Spectrum Senior Secured Exchange Notes (+) EchoStar Corporation Spectrum Senior Secured Notes (+) 3% PIK commitment fee - EchoStar Corporation Spectrum Senior Secured Notes PF for transactions 1 1 1

11 ENHANCED CAPITAL STRUCTURE WITH GREATER FLEXIBILITY AND EXTENDED MATURITIES $0 $0 $1.5 $3.5 $0 $5.3 $4.4 2.4 2.0 2024 2025 2026 2027 2028 2029 2030 Source: EchoStar filings Note: Excludes $4.8bn Tranche A of Intercompany Loan owed by DISH Network Corporation to EchoStar Intercompany Receivable L.L .C; 1 Includes 3% PIK commitment fee; 2 Assumes 100% participation by holders of existing Convertible Notes due 2025 and 2026 DISH Network Corporation Spectrum Backed Notes Hughes Satellite Systems Corporation Notes EchoStar Corporation Spectrum Senior Secured Exchange Notes EchoStar Corporation Spectrum Senior Secured Exchange Convertible Notes EchoStar Corporation Spectrum Senior Secured Notes 1 2

ECHOSTAR

TRANSACTIONS POSITION ECHOSTAR FOR LONG-TERM SUCCESS

- ✓ **Refocuses portfolio on growing wireless and satellite connectivity markets**
- ✓ **Raises $5.5bn of capital for investment in Boost Mobile nationwide 5G O-RAN network and other general corporate purposes**
- ✓ **Funds near-term maturity and significantly reduces refinancing needs in the next 24 – 36 months**
- ✓ **Upon completion of the sale, eliminates the remaining secured DISH Network intercompany obligation to DISH DBS ($2.84bn) and gives ability to fully unencumber 3.45 – 3.55 GHz spectrum**
- ✓ **Secures access to ~$1.5bn of DISH Pay-TV cash flow between July 1, 2024 and September 30, 2025[1]**

Note: [1] $211mm of existing DBS cash and cash equivalents as of 06/30/2024 can be transferred to parent and is incremental to ~$1.5bn

12

THANK YOU

14 APPENDIX ADDITIONAL DETAIL ON FINANCIAL TRANSACTIONS

15 DISH SUBSCRIBER SUBSIDIARY FINANCING TRANSACTION OVERVIEW DISH DBS Issuer LLC (“DBS SubscriberCo ”) receives $2.5bn in total financing from TPG Angelo Gordon Structure: – Tranche 1 : $1.8bn term loan and $200mm preferred equity 1 due 6/30/2029 – Tranche 2: $500mm term loan due 9/30/2025 Collateral: First - priority lien on all DBS SubscriberCo assets, including subscriber agreements with customers Use of Proceeds: Repayment of DBS 5.875% Senior Notes due November 2024 Rate: ~11% per annum weighted average rate for first 12 months / 11.5% thereafter Portability: DIRECTV can assume or repay Tranche 1 upon closing of the M&A transaction Amortization: – Tranche 1: No amortization until 09/30/2025 or an Amortization Trigger occurs – Tranche 2: Amortized on a straight - line basis over 9 months, starting on 01/31/2025 Optional Prepayment: – Tranche 1: NC1 / 111.50 in year 2 / 105.75 in year 3 / 102.875 in year 4 / par thereafter; prepayable at par within a 6 - month window if M&A transaction is terminated – Tranche 2: Upon closing of M&A transaction, can prepay at par plus accrued interest at half coupon adjusted for scheduled amortization Note: 1 Preferred equity conveying 51% voting rights in DBS SubscriberCo

PAY-TV M&A AND DBS EXCHANGE TRANSACTION OVERVIEW

PAY-TV M&A TRANSACTION

- DIRECTV Entertainment Holdings LLC ("DIRECTV") to acquire 100% of DISH DBS Corporation (EchoStar's Pay-TV business) for $1 and assume DBS net debt at close
  - DISH DBS entitled to transfer $1.5bn in cash flow to DNC from 06/30/2024 through 09/30/2025, subject to certain adjustments, in the form of tax-sharing payments, affiliate satellite lease payments, new intercompany loans and cash interest[1]
  - Upon close of the M&A transaction, outstanding intercompany loans[2] from DBS to DNC would be eliminated, creating ability to release liens from associated spectrum
  - Subject to regulatory approvals and customary closing conditions; expected to close in 4Q 2025
  - Conditional upon a successful exchange of DBS debt resulting in a principal reduction of at least $1,568mm
  - DNC to contribute satellites and other assets required to operate Pay-TV business
  - DIRECTV to reimburse EchoStar Corporation ("EchoStar") for cash taxes paid on cancellation of debt income

DBS EXCHANGE OFFER

- DISH DBS to launch debt exchange with two distinct thresholds:
  - Upon acceptance from eligible holders at least 66 2/3% of aggregate principal amount of DBS notes
    - Participating DBS bondholders exchange into par-for-par DBS bridge notes with unchanged maturity and coupon but senior to non-participating notes
    - Non-participating bondholders retain existing DBS notes, which are modified by consent provided by participating holders
  - Upon sufficient participation that results in principal reduction of at least $1,568mm and regulatory approvals
    - Participating DBS bondholders exchange into New DIRECTV Senior Notes at a reduced principal amount
    - Non-participating DBS bondholders retain existing DBS notes, which are assumed by DIRECTV and are subordinated to New DIRECTV Senior Notes

Note: [1] Made with respect to Tranche 2 of the DISH DBS Issuer LLC financing. $211mm of existing DBS cash and cash equivalents as of 06/30/2024 can be transferred to parent and is incremental to ~$1.5bn; [2] Includes Tranche B of the intercompany loan between DNC and DBS, as well as any and all amounts outstanding under the Long-Term Advances to Affiliates account at close ($1.5bn as of 06/30/2024)

16

ECHOSTAR SPECTRUM FINANCING AND DISH NETWORK CONVERTS EXCHANGE OVERVIEW

- EchoStar and DNC have entered into a Transaction Support Agreement ("TSA") with a group of creditors ("Consenting Creditors") representing approximately >85% of the approximately $4.9bn in aggregate outstanding principal amount of the 0% Convertible Notes due 2025 and the 3.375% Convertible Senior Notes due 2026 ("Existing Convertible Notes")
- The TSA provides for, among other things, the Consenting Creditors' commitment to:
  - (i) fund and/or backstop $5.0bn of new 10.750% Spectrum Senior Secured Notes due 2029 to be issued by EchoStar upon the Closing; and
  - (ii) exchange all of their Existing Convertible Notes for:
    - (a) 6.750% Spectrum Senior Secured Notes due 2030; and
    - (b) 3.875% Spectrum Secured Convertible Notes due 2030, on the terms set forth in the TSA
- A related party of Charles W. Ergen, EchoStar's Chairman, has also provided a commitment for $100mm of the new 10.750% Spectrum Senior Secured Notes due 2029, increasing the total amount to $5.1bn
  - Unanimously approved by the Audit Committee of EchoStar's Board of Directors
- The new notes will be secured by pledges of:
  - (a) EchoStar's licenses in respect of AWS-3 and AWS-4 spectrum; and
  - (b) the equity interests in subsidiaries of EchoStar that hold such licenses
- The transactions extend maturities and provide meaningful additional liquidity to EchoStar to fund development of EchoStar's wireless business and for general corporate purposes
- The consummation of the transactions contemplated by the TSA is subject to satisfaction of various closing conditions

Note: Capitalized terms used but not defined on this page shall have the meaning ascribed to such terms in the Transaction Support Agreement

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18 ECHOSTAR SPECTRUM FINANCING KEY TERMS Amount : $5.1bn Spectrum Senior Secured Notes Maturity : 5 years Collateral : secured by pledges of EchoStar’s licenses in respect of AWS - 3 and AWS - 4 spectrum and the equity interests in the subsidiaries that hold such licenses Use of Proceeds : General corporate purposes Rate : 10.750% per annum payable in cash Fee : 3.0% upfront fee payable in kind Call Protection : NC2 / 105.375 in year 3 / 102.6875 in year 4 / par thereafter Loan to Value Covenant : Incremental Pari Debt : up to 37.5% LTV on the Collateral Junior Secured Debt : up to 60.0% LTV on the Collateral Pari Debt Cap : $13bn for first 2 years; thereafter, Company can call for an appraisal and the Pari Debt Cap is set on the lesser of (i) 37 .5% LTV on updated Collateral appraisal value and (ii) $15bn, but no less than $13bn Note: Capitalized terms used but not defined on this page shall have the meaning ascribed to such terms in the Transaction Su ppo rt Agreement

19 DISH NETWORK CONVERTS EXCHANGE TRANSACTION KEY TERMS Exchange Consideration: Spectrum Senior Secured Exchange Notes due 2030 (“Exchange Notes”) – Rate : 6.750% per annum paid in kind through the first four coupon payments and paid in cash thereafter – Call Protection : NC2 / 102 in year 3 / par thereafter Spectrum Senior Secured Exchange Convertible Notes due 2030 (“Exchange Converts”) – Rate : 3.875% per annum paid in kind or cash, at EchoStar’s discretion, through the first four coupon payments and paid in cash ther ea fter – Call Protection : NC3 / par plus make whole premium thereafter (soft call right if common stock trades at 130% of conversion price) – Conversion Price : the initial conversion price will reflect a 35% premium to the VWAP period set forth in the TSA Exchange Notes / Converts Collateral: secured by pledges of EchoStar’s licenses in respect of AWS - 3 and AWS - 4 spectrum and the equity interests in the subsidiaries that hold such licenses Exchange Price: DNC 2025 Convertible Notes : 92.50c (52.43c in Exchange Notes and 40.07 in Exchange Converts) DNC 2026 Convertible Notes : 86.66c (46.59c in Exchange Notes and 40.07 in Exchange Converts) Loan to Value Covenant : same as EchoStar Spectrum Financing 90% minimum participation threshold Note: Capitalized terms used but not defined on this page shall have the meaning ascribed to such terms in the Transaction Su ppo rt Agreement

20 PIPE SUBSCRIPTION AGREEMENT EchoStar has entered into subscription agreements with certain accredited investors and CONX Corp., a Nevada corporation (“CO NX” ) indirectly controlled by Charles W. Ergen PIPE Investors have agreed to purchase $400mm of EchoStar Class A common stock at a purchase price of $28.04 per share This represents the closing price on September 27, 2024 Conditioned on and expected to close concurrently with the closing of the DISH Convertible Notes exchange offers and new Echo Sta r Spectrum Senior Secured Notes CONX has agreed to purchase $43.5mm of EchoStar Class A common stock out of the total of $400mm Unanimously approved by the Audit Committee of EchoStar’s Board of Directors

TRANSFORMING INTO A CONNECTIVITY LEADER September 2024